Exhibit 10.23.2


                               FIRST AMENDMENT TO
              CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS


         This First Amendment to Contribution Agreement and Joint Escrow Instructions (the "First Amendment") is made and entered into as of the 8th day of November, 2005, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("CBL/OP"); OAK PARK INVESTMENT, L.P., a Delaware limited partnership ("Property Owner") and the general and limited partners of Property Owner listed on Schedule 1 attached hereto.

                                    RECITALS

A. CBL/OP, the Property Owner and the Contributors entered into that certain Contribution Agreement and Joint Escrow Instructions dated as of October 19, 2005 (the "Contribution Agreement"), pursuant to which the Property Owner and Contributors agreed to contribute to CBL/OP (by transfer of LLC Interests in the Company (as such terms are defined in the Contribution Agreement)) that certain retail shopping center known as the Oak Park Mall, and related land, improvements and property located in Overland Park, Johnson County, Kansas, which is more particularly described in the Contribution Agreement.

B. CBL/OP, the Property Owner and the Contributors desire to amend the Contribution Agreement on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CBL/OP, the Property Owner and the Contributor Representative hereby agree as follows:

A. Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Contribution Agreement. CBL/OP, the Property Owner and the Contributor Representative hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this First Amendment.

B. Modifications to Contribution Agreement. The parties agree that from and after the date of this First Amendment, the Contribution Agreement shall be modified as follows:

1. All references to the term "LLC Interests" in the Contribution Agreement shall hereinafter mean collectively, (i) 99.5% of the membership interests in Oak Park Holding I, LLC, a Kansas limited liability company ("Oak Park Holding I"), and (ii) all of the membership interests in Oak Park Member, LLC, a Kansas limited liability company ("Oak Park Member"), other than those membership interests in Oak Park Member held by Oak Park Holding I.

2. With respect to the representations and warranties set forth Section 7.1.3 of the Contribution Agreement, the percentages reflected in Schedule 1 to the Contribution Agreement are hereby modified to reflect to the percentages for each Contributor reflected in Schedule 1 to this First Amendment (in Schedule 1 "OP" refers to "Oak Park").

3. Section 2.1 of the Contribution Agreement is hereby deleted in its entirety and substituted with the following:

"2.1 Agreement to Contribute the LLC Interests. In furtherance of the contribution of the LLC Interests to CBL/OP, the parties hereby agree to take the following steps in the order as they appear within the set forth time periods:

(a) At least two (2) and not more than four (4) Business Days prior to the expected funding of the Closing Date Debt, the Contributors shall:

(i) cause Property Owner to form, or cause the formation of, the Company, which shall be named "Oak Park Mall, LLC, a Delaware limited liability company" and whose 100% membership interests shall be owned by the Property Owner;

(ii) cause Property Owner to contribute the Property to the Company free and clear of any liens or encumbrances except for indebtedness that will be refinanced with the Closing Date Debt (STEP 1 OF OAK PARK TRANSACTION STRUCTURE attached hereto as Exhibit BB ("Oak Park Transaction Structure"));

(iii) cause Property Owner to form, or cause the formation of, a new Kansas limited liability company, which shall be named "Oak Park Member, LLC" and whose 100% membership interests shall be owned by the Property Owner ("Oak Park Member");

(iv) cause Property Owner to transfer and contribute 100% of the membership interests in the Company to Oak Park Member free and clear of any liens or encumbrances (STEP 2 OF OAK PARK TRANSACTION STRUCTURE);

(v) cause the Property Owner to be liquidated (but not dissolved) and to distribute 100% of the membership interests in Oak Park Member to the Contributors free and clear of any liens or encumbrances (STEP 3 OF OAK PARK TRANSACTION STRUCTURE);

(vi) cause the Electing Contributors to form, or cause the formation of, a new Kansas limited liability company, which shall be named "Oak Park Holding I, LLC" and whose 100% membership interests shall be owned by the Electing Contributors ("Oak Park Holding I"); and

(vii) cause the Electing Contributors to transfer and contribute all of their membership interests in Oak Park Member to Oak Park Holding I free and clean of any liens or encumbrances (STEP 4 OF OAK PARK TRANSACTION STRUCTURE);

THE RESULTING OWNERSHIP STRUCTURE OF THE COMPANY SHALL BE AS DEPICTED ON PAGE 2 OF THE OAK PARK TRANSACTION STRUCTURE CAPTIONED "STRUCTURE IMMEDIATELY PRIOR TO LOAN".

(b) On the date that the Closing Date Debt is to be funded to the Company which shall be at least one (1) Business Day prior to the Closing Date, the Contributors shall:

(viii) cause the Company to refinance its existing mortgage indebtedness with the Closing Date Debt and (w) cause the Company to distribute the net refinancing proceeds from the Closing Date Debt to Oak Park Member, (x) cause the Oak Park Member to distribute the net financing proceeds from the Closing Date Debt prorata to the Contributors (other than the Electing Contributors) and Oak Park Holding I, and (y) cause Oak Park Holding I to distribute the net refinancing proceeds from the Closing Date Debt to the Electing Contributors (STEP 5 OF OAK PARK TRANSACTION STRUCTURE).

(c) On the Closing Date, upon and subject to the terms and conditions of this
Agreement:

(ix) The Electing Contributors agree to cause Oak Park Holding I to issue to CBL & Associates Management, Inc., a Delaware corporation ("CBL Management") and CBL Management will acquire a one-half percent (0.5%) membership interest in Oak Park Holding I in exchange for cash in an amount such that following the contribution CBL Management will hold an interest with a value equal to 0.5% of the total value of Oak Park Holding I, based on the K-SCU Amount to be received by the Electing Contributors (STEP 6 OF OAK PARK TRANSACTION STRUCTURE);

(x) The Electing Contributors agree to transfer and contribute all of their membership interests (99.5%) in Oak Park Holding I to CBL/OP, free and clean of any liens or encumbrances, and CBL/OP agrees to acquire such membership interests (99.5%) in Oak Park Holding I in exchange for K-SCUs (STEP 7 OF OAK PARK TRANSACTION STRUCTURE);

(xi) CBL/OP shall cause the formation of, a new Kansas limited liability company, which shall be named "Oak Park Holding II, LLC" and whose 99.5% membership interests shall be owned by CBL/OP and whose 0.5% membership interests shall be owned by CBL Management ("Oak Park Holding II");

(xii) The Contributors (other than the Electing Contributors) agree to transfer and contribute all of their membership interests in Oak Park Member to Oak Park Holding II, free and clean of any liens or encumbrances, and CBL/OP agrees to cause Oak Park Holding II to acquire such membership interests in Oak Park Member in exchange for the Cash Consideration (STEP 7 OF OAK PARK TRANSACTION STRUCTURE).

THE RESULTING OWNERSHIP STRUCTURE OF THE COMPANY SHALL BE AS DEPICTED ON PAGE 4 OF THE OAK PARK TRANSACTION STRUCTURE CAPTIONED "POST CLOSING RESULTING STRUCTURE.

Notwithstanding anything to the contrary contained in this Agreement, the covenants, representations and warranties set forth in this Section 2.1 shall survive the Closing until the Extended Expiration Date and the breaches of such covenants, representations and warranties shall not be subject to the limitations on liability set forth in Sections 10.5 and 10.6 of the Agreement."

4. Section 7.1.22 of the Contribution Agreement is hereby deleted in its entirety and substituted with the following:

"7.1.22  The Company and Affiliated Entities.

(i) The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware and is duly qualified or registered to transact business in the State of Kansas, and has the power and authority to carry on its business as now being conducted. Oak Park Member and Oak Park Holding I are each a limited liability company duly organized and validly existing under the laws of the State of Kansas, and each has the power and authority to carry on its business as now being conducted;

(ii) The Company has never conducted and does not currently conduct any business other than ownership and operation of the Property, and has never owned, and do not currently own, any assets other than the Property and cash and investment securities; Oak Park Member has never conducted and does not currently conduct any business other than ownership of the membership interests in the Company,
and has never owned, and do not currently own, any assets other than the membership interests in the Company. Oak Park Holding I has never conducted and does not currently conduct any business other than ownership of certain percentage of the membership interests in Oak Park Member, and has never owned, and do not currently own, any assets other than a certain percentage of the membership interests in Oak Park Member;

(iii) As of the Closing Date, the Company will not have historical liabilities other than the Closing Date Debt, obligations for Operating Expenses and Real Estate Taxes which are being prorated pursuant to Article VI above; and as of the Closing Date, the Company will not be a party to any agreements other than the Permitted Exceptions, Tenant Leases, the Operating Agreement, the Service Contracts and the documents related to the Closing Date Debt. As of the Closing Date, Oak Park Member will not have historical liabilities; and as of the Closing Date, Oak Park Member will not be a party to any agreements other than the operating agreement for the Company. As of the Closing Date, Oak Park Holding I will not have historical liabilities; and as of the Closing Date, Oak Park Holding I will not be a party to any agreements other than the operating agreement for Oak Park Member;

(iv) Property Owner has delivered to CBL/OP true, correct and complete copies of each of the New LLCs' certificate of formation and limited liability company agreements, including all amendments to each of them;

(v) Oak Park Member is not in breach of, or default under, the limited liability company agreement of the Company and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of Oak Park Member. Oak Park Holding I and the Contributors (other than the Electing Contributors) are not in breach of, or default under, the limited liability company agreement of Oak Park Member and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of Oak Park Holding I or any of the Contributors (which are not the Electing Contributors). None of the Electing Contributors are in breach of, or default under, the limited liability company agreement of Oak Park Holding I, and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of any of the Electing Contributor; and

(vi) Neither Property Owner, any Contributor nor any affiliate of any of them has made a loan to any of the Company, Oak Park Member or Oak Park Holding I (the "New LLCs"), and (x) no Electing Contributors have any outstanding capital commitments to Oak Park Holding I, (x) neither Oak Park Holding I nor the Contributors (which are not the Electing Contributors) have any outstanding capital commitments to Oak Park Member, and (z) Oak Park Member has no outstanding capital commitments to the Company.

(vii) The membership interests held by Oak Park Member in the Company represent all of the issued and outstanding equity interests in the Company; and the Company has no obligation to issue, and no party has any right to acquire, another equity interests in the Company. The membership interests held by Oak Park Holding I and the Contributors (other than the Electing Contributors) in Oak Park Member represent all of the issued and outstanding equity interests in Oak Park Member; and Oak Park Member has no obligation to issue, and no party has any right to acquire, another equity interests in Oak Park Member. The membership interests held by the Electing Contributors in Oak Park Holding I represent all of the issued and outstanding equity interests in Oak Park Holding I; and Oak Park Holding I has no obligation to issue, and no party has any right to acquire, any other equity interests in Oak Park Holding I."

5. A new "Exhibit BB" (Oak Park Transaction Structure) is hereby attached to the Contribution Agreement following "Exhibit AA" in the form of Exhibit A attached to this First Amendment.

6. Property Owner and the Contributors hereby notify CBL/OP that a lawsuit has been filed on August 26, 2005 in the Circuit Court of Jackson County, Missouri with Case No. 0516-CV28076, by plaintiffs John A. Ribaste and Special Events International, Inc. and naming the Property Owner, its general partners and other parties, as defendants ("Lawsuit"). The Contributors hereby agree, jointly and severally, to (i) diligently and in good faith prosecute to completion the Lawsuit, at Contributor's sole cost and expense, (ii) provide CBL/OP with copies of all court filings and correspondence in connection with the Lawsuit, (iii) obtain CBL/OP's approval prior to approving any settlement of the Lawsuit which would have an adverse effect on CBL/OP's or the Company's use or operation of the Property, and (iv) indemnify, hold harmless and defend CBL/OP and the Company and any officer, director, partner, employee and/or agent of CBL/OP or the Company from and against any and all Losses arising out of or resulting from the Lawsuit. Property Owner, the Contributors and CBL/OP hereby agree that, notwithstanding anything to the contrary contained in the Contribution Agreement, the Contributors' breaches of their obligations under clauses (i) through (iv) above (x) shall not be subject to the limitations on liability set forth in Sections 10.5 and 10.6 of the Contribution Agreement, and (y) shall be subject to reimbursement by CBL/OP and the Company from the Indemnity Escrow Fund.

C. No Further Modification. Except as set forth herein, the Contribution Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Contribution Agreement and this First Amendment, the terms of this First Amendment shall control.

D. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of Kansas.

E. Counterparts. This First Amendment may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of the First Amendment transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.





                            INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first written above.

PROPERTY OWNER:   OAK PARK INVESTMENT, L.P.,
                  a Delaware limited partnership

                  By:      JJJ Associates, Inc., general partner

                           By:              /s/ Jack N. Fingersh________________
                                ------------------------------------------------
                           Name:                    Jack N. Fingersh____________
                                  ----------------------------------------------
                           Title:                         President_____________
                                   ---------------------------------------------
  CONTRIBUTORS:                                  /s/ Jack Fingersh______________
                  --------------------------------------------------------------
                  JACK FINGERSH, in his capacity as the true and lawful agent, attorney-in-fact and representative of, the Contributors listed on Schedule 1 attached hereto
                            ----------


        CBL/OP:   CBL & ASSOCIATES LIMITED PARTNERSHIP
                  a Delaware limited partnership

                  By:      CBL Holdings I, Inc., its general partner

                           By:              /s/ Stephen D. Lebovitz_____________
                                ------------------------------------------------
                           Name:             Stephen D. Lebovitz________________
                                  ----------------------------------------------
                           Title:                      President________________
                                   ---------------------------------------------

             Schedule 1 to First Amendment to Contribution Agreement

                              List of Contributors

             Exhibit A to First Amendment to Contribution Agreement

                                   Exhibit BB

                         OAK PARK TRANSACTION STRUCTURE

                            Pre-Closing Restructuring

                                      Day 1

Step 1
                           Oak Park Investments, L.P.
                         a Delaware limited partnership

                                       |    / \  Oak Park Mall
                           Property    |     |         LLC
                                       |     |      Interests
                                      \ /    |

                               Oak Park Mall, LLC
                      a Delaware limited liability company



Step 2
                           Oak Park Investments, L.P.
                         a Delaware limited partnership

                         Oak Park Mall    |    / \    Oak Park Member
                             LLC          |     |          LLC
                           Interests      |     |       Interests
                                         \ /    |

                              Oak Park Member, LLC
                       an Kansas limited liability company



Step 3
                          Oak Park Member LLC Interests

Oak Park Investment,    -------------------------->   Partners ("Contributors")
L.P.                           Distribution

Step 4

                        Contributors receiving K-SCUs(1)

                     Oak Park Member   |    / \     Oak Park Holding I
                          LLC          |     |            LLC
                       Interests       |     |         Interests
                                      \ /    |

                             Oak Park Holding I, LLC
                       an Kansas limited liability company



Structure Immediately prior to Loan


                      ______________________________________
                     |         Oak Park Mall, LLC           |
                     | a Delaware limited liability company |
                     |______________________________________|
                                        |
                                        |
                                        |
                     _______________________________________
                    |         Oak Park Member, LLC          |
                    |   an Kansas limited liability company |
                    |_______________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
       _______________________________________   _____________________________
      |   Oak Park Holding I, LLC             | | Contributors receiving Cash |
      |   an Kansas limited liability company | |_____________________________|
      |_______________________________________|
                    |
                    |
                    |
       __________________________
      |  Contributors receiving  |
      |         K-SCUs           |
      |__________________________|

Step 5   Loan is made to Oak Park Mall, LLC and excess Loan proceeds are distributed upstream to Contributors.








___________________________________________________________
(1) MD Associates, Inc., Irene Dreiseszum, Trustee, Oak Fing, L.L.C., Saleto, LLC and B.F. Partners, L.P.

                                      Day 2

Step 6  (on the Contribution Closing Date)


                                   Cash at FMV


CBL & Associates Management, Inc.   ----------->  A Electing Contributor and
                                                  member of Oak Park Holding I
                                    <----------

                              0.5% LLC Interest in
                               Oak Park Holding I




Resulting Pre Closing Structure

                      ______________________________________
                     |         Oak Park Mall, LLC           |
                     | a Delaware limited liability company |
                     |______________________________________|
                                        |
                                        |
                                        |
                     _______________________________________
                    |         Oak Park Member, LLC          |
                    |   an Kansas limited liability company |
                    |_______________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
       _______________________________________   _____________________________
      |   Oak Park Holding I, LLC             | | Contributors receiving Cash |
      |   an Kansas limited liability company | |_____________________________|
      |_______________________________________|
                        -          -
                       -            -
                      -              -
                     -                -
   _________________-__________      __-_________________________
  |   CBL & Associates         |    |   Contributors receiving   |
  |   Management, Inc.         |    |           K-SCUs           |
  |   a Delaware corporation   |    |                            |
  |         0.5%               |    |            99.5%           |
  |____________________________|    |____________________________|

                                   At Closing

Step 7


                        Oak Park Holding I LLC interests

Electing Contributors receiving    -------------->       CBL & Associates
K-SCUs (excluding the Electing                         Limited Partnership
Contributor receiving cash for     <------------- a Delaware limited partnership
its 0.5% LLC Interests                K-SCUs
in Oak Park Holding I



                      Oak Park Member LLC interests (other
               than the LLC Interests held by Oak Park Holding I)

Contributors receiving Cash    ------------------->     Oak Park
                                                      Holding II, LLC
                               <------------------ ("Eastland Holding II")
                                       Cash        an Kansas limited
                                                     liability company



Post Closing Resulting Structure

                    ________________________________________
                   |           Oak Park Mall, LLC           |
                   |  a Delaware limited liability company  |
                   |________________________________________|
                                       |
                                       |
                                       |
                    ________________________________________
                   |          Oak Park Member, LLC          |
                   |   an Kansas limited liability company  |
                   |________________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
  ___________________________________       __________________________________
 |   Oak Park Holding I, LLC         |     |    Oak Park Holding II, LLC      |
 |  an Kansas limited liability      |     |   an Kansas limited liability    |
 |___________________________________|     |__________________________________|
             -          -                                -         -
            -            -                              -           -
           -              -                            -             -
          -                -                          -               -
 ________-__________________-________________________-_________________-______
| CBL & Associates  |  CBL & Associates | CBL & Associates | CBL & Associates |
| Management, Inc.  |  Limited          | Managment, Inc.  | Limited          |
| a Delware         |  Partnership      | a Delaware       | Partnership      |
| corporation       |  a Delaware       | corporation      | a Delaware       |
|     0.5%          |  limited          |       0.5%       | limited          |
|                   |  partnership      |                  | partnership      |
|                   |      99.5%        |                  |       99.5%      |
|___________________|___________________|__________________|__________________|